UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund:	BlackRock Natural Resources Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 10/31/2022

Item 1  –  Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Mid-Cap Value Series, Inc.

•	BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%
U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)
International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)
Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2022	BlackRock Mid-Cap Value Fund

Investment Objective

BlackRock Mid-Cap Value Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

On May 10, 2022, the Board approved certain changes to BlackRock Mid-Cap Value Fund’s investment strategies. These changes became effective on August 15, 2022.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, the Fund underperfomed its benchmark, the Russell Midcap® Value Index.

What factors influenced performance?

Stock selection in the information technology sector was the largest detractor from relative performance, primarily as a result of positioning in the IT services and technology hardware, storage, and peripherals industries. The Fund was also hurt by selection and allocation decisions in the industrials and consumer discretionary sectors.

Stock selection and allocation decisions in the financials sector made the largest contribution to relative performance. Specifically, stock selection in banks and an overweight in diversified financial services benefitted relative performance in the sector. An underweight in real estate also boosted relative results, as did allocation decisions in energy. Selection in the healthcare and consumer discretionary sectors further contributed to performance.

Describe recent portfolio activity.

The Fund’s weightings in the information technology, consumer discretionary and healthcare sectors rose due to the combination of portfolio trading activity and market price changes. Conversely, the Fund’s weightings in real estate, utilities and materials declined.

Describe portfolio positioning at period end.

The Fund’s largest allocations were in the financials, health care, and consumer discretionary sectors. Relative to the Russell Midcap® Value Index, the largest overweight positions were in health care, financials and consumer discretionary sectors. The Fund’s largest underweights were in real estate, industrials and utilities.

The Fund’s cash balance was elevated, which was strategic in nature. Since many of the traditional defensive sectors remained elevated from a valuation perspective, the investment adviser preferred to pair high-quality, cyclical holdings with an elevated cash balance to maintain what it viewed as an appropriate risk/return profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(5.85)%	(5.56)%	N/A	8.82%	N/A	10.72%	N/A
Investor A	(5.92)	(5.78)	(10.73)%	8.55	7.39%	10.43	9.83%
Investor C	(6.30)	(6.51)	(7.33)	7.73	7.73	9.74	9.74
Class K	(5.79)	(5.51)	N/A	8.89	N/A	10.76	N/A
Class R	(6.04)	(6.02)	N/A	8.28	N/A	10.12	N/A
Russell Midcap® Value Index(c)	(5.61)	(10.18)	N/A	6.49	N/A	10.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. The Fund’s total returns for the period prior to August 15, 2022 are the returns of the Fund when it followed different investment strategies. Prior to September 1, 2021, BlackRock Mid-Cap Value Fund was known as BlackRock Mid Cap Dividend Fund. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Mid-Cap Value Fund

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$941.50	$3.62	$1,000.00	$1,021.48	$3.77	0.74%
Investor A	1,000.00	940.80	4.84	1,000.00	1,020.21	5.04	0.99
Investor C	1,000.00	937.00	8.50	1,000.00	1,016.43	8.84	1.74
Class K	1,000.00	942.10	3.38	1,000.00	1,021.73	3.52	0.69
Class R	1,000.00	939.60	6.06	1,000.00	1,018.95	6.31	1.24

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
First Citizens BancShares, Inc., Class A	2.4%
Zimmer Biomet Holdings, Inc.	2.1
Bayer AG	2.0
Cognizant Technology Solutions Corp., Class A	1.9
Enterprise Products Partners LP	1.9
Ralph Lauren Corp.	1.9
Apollo Global Management, Inc.	1.9
Dollar Tree, Inc.	1.8
SS&C Technologies Holdings, Inc.	1.8
Axalta Coating Systems Ltd.	1.8

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Financials	20.1%
Health Care	13.5
Consumer Discretionary	12.3
Information Technology	10.3
Industrials	9.2
Energy	7.2
Communication Services	6.2
Materials	5.1
Utilities	4.4
Consumer Staples	4.0
Real Estate	2.8
Short-Term Securities	7.1
Liabilities in Excess of Other Assets	(2.2)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, the Fund outperformed its benchmark, the S&P Global Natural Resources Net Index.

What factors influenced performance?

Overweight positions in higher-quality energy companies with stronger balance sheets, including ConocoPhillips, Exxon Mobil and TotalEnergies SE, were key contributors to performance. A zero weighting in Barrick Gold Corp., whose shares fell due to weaker gold prices, also contributed.

An overweight in First Quantum Minerals Ltd. was the largest detractor, as the stock underperformed in part due to the falling price of copper. An overweight in Alcoa Corp. also detracted. The company faced shipment and supply-chain issues, and it revised its earnings guidance. Koninklijke DSM N.V., whose volume growth came under pressure from supply-chain challenges, was an additional detractor of note.

Describe recent portfolio activity.

The Fund maintained an overweight in the energy sector, with a bias towards higher-quality producers that it expects will benefit the most from strength in oil and gas prices. Given the increased risks to global economic growth, the investment adviser reduced the Fund’s weightings in certain holdings with higher sensitivity to the macroeconomic outlook.

In the mining sector, the adviser continued to emphasize companies with stronger balance sheets and lower costs. In agriculture, the Fund was underweight in the paper and packaging industry in favor of health and wellness companies that are positioned to take advantage of consumers’ shifting preferences with respect to food and nutrition.

Describe portfolio positioning at period end.

The Fund held an overweight position in the energy sector and was moderately underweight the mining and agriculture sectors. It held 40.9% of the portfolio in energy, 30.0% in mining, 26.6% in agriculture, and 2.5% in cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(2.96)%	13.72%	N/A	8.81%	N/A	4.07%	N/A
Investor A	(3.08)	13.41	7.45%	8.51	7.34%	3.78	3.22%
Investor C	(3.48)	12.56	11.63	7.65	7.65	3.12	3.12
S&PGlobal Natural Resources Net Index(c)	(7.57)	5.39	N/A	6.60	N/A	3.81	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$970.40	$4.12	$1,000.00	$1,021.02	$4.23	0.83%
Investor A	1,000.00	969.20	5.56	1,000.00	1,019.56	5.70	1.12

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Natural Resources Trust

Expense Example (continued)

	Actual			Hypothetical 5% Return
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Investor C	$1,000.00	$965.20	$9.21	$1,000.00	$1,015.83	$9.45	1.86%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Shell PLC	7.4%
Exxon Mobil Corp.	7.2
Glencore PLC	6.6
TotalEnergies SE	4.7
CF Industries Holdings, Inc.	4.7
Nutrien Ltd.	4.4
BP PLC	3.7
Chevron Corp.	3.6
ConocoPhillips	3.3
Freeport-McMoRan, Inc.	3.2

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets
Oil, Gas & Consumable Fuels	39.6%
Metals & Mining	26.1
Chemicals	16.2
Food Products	7.1
Machinery	5.5
Paper & Forest Products	2.2
Containers & Packaging	0.9
Short-Term Securities	5.5
Liabilities in Excess of Other Assets	(3.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid-Cap Value Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid-Cap Value Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.6%
Airbus SE	90,181	$9,757,919
BAE Systems PLC	1,391,846	13,018,719
Boeing Co.(a)	49,260	7,020,043
Huntington Ingalls Industries, Inc.	17,890	4,598,982
L3Harris Technologies, Inc.	46,599	11,485,255

		45,880,918

Air Freight & Logistics — 0.1%
FedEx Corp.	7,228	1,158,504

Airlines — 0.2%
United Airlines Holdings, Inc.(a)	55,520	2,391,802

Auto Components — 1.8%
Lear Corp.	129,419	17,951,709

Automobiles — 1.7%
General Motors Co.	433,936	17,031,988

Banks — 3.9%
Citizens Financial Group, Inc.	138,080	5,647,472
Comerica, Inc.	66,263	4,671,541
First Citizens BancShares, Inc., Class A	29,271	24,064,275
M&T Bank Corp.	29,436	4,956,139

		39,339,427

Beverages — 1.5%
Constellation Brands, Inc., Class A	43,952	10,859,660
Monster Beverage Corp.(a)	42,031	3,939,145

		14,798,805

Biotechnology(a) — 1.8%
Biogen, Inc.	28,929	8,199,636
SPDR S&P Biotech ETF(b)	114,819	9,432,381

		17,632,017

Capital Markets — 2.4%
Invesco Ltd.	301,718	4,622,320
Raymond James Financial, Inc.	120,847	14,276,865
T Rowe Price Group, Inc.	42,222	4,482,287

		23,381,472

Chemicals — 2.4%
Axalta Coating Systems Ltd.(a)	773,729	18,043,360
Corteva, Inc.	91,928	6,006,576

		24,049,936

Communications Equipment — 1.6%
Ciena Corp.(a)	124,890	5,982,231
Nokia OYJ, ADR	1,411,912	6,212,413
Telefonaktiebolaget LM Ericsson, ADR	657,578	3,662,709

		15,857,353

Construction Materials — 0.3%
CRH PLC, ADR	69,860	2,529,631

Consumer Finance — 1.1%
Capital One Financial Corp.	100,437	10,648,331

Containers & Packaging — 1.7%
Crown Holdings, Inc.	35,620	2,443,176
Sealed Air Corp.	294,482	14,023,233

		16,466,409

Diversified Financial Services — 5.5%
Acropolis Infrastructure Acquisition Corp., Class A(a)	152,300	1,500,155
Apollo Global Management, Inc.	334,283	18,505,907
Cannae Holdings, Inc.(a)	618,845	14,332,450

Security	Shares	Value

Diversified Financial Services (continued)
Equitable Holdings, Inc.	455,767	$13,955,585
GX Acquisition Corp. II, Class A(a)(b)	117,322	1,157,968
Jackson Financial, Inc., Class A	138,588	5,316,236

		54,768,301

Electric Utilities — 1.9%
American Electric Power Co., Inc.	47,957	4,216,379
Edison International	127,897	7,678,936
PG&E Corp.(a)	274,460	4,097,688
Pinnacle West Capital Corp.	46,200	3,105,102

		19,098,105

Electrical Equipment — 0.3%
Siemens Energy AG(a)	283,707	3,307,347

Electronic Equipment, Instruments & Components — 0.9%
Mobileye Global, Inc.	118,134	3,116,375
Zebra Technologies Corp., Class A(a)	19,034	5,390,809

		8,507,184

Entertainment — 1.4%
Activision Blizzard, Inc.	33,717	2,454,598
Electronic Arts, Inc.	60,485	7,618,690
Take-Two Interactive Software, Inc.(a)	21,289	2,522,321
Warner Bros Discovery, Inc.(a)	115,583	1,502,579

		14,098,188

Equity Real Estate Investment Trusts (REITs) — 1.0%
Mid-America Apartment Communities, Inc.	29,550	4,652,648
SL Green Realty Corp.	128,575	5,101,856

		9,754,504

Food Products — 1.3%
Danone SA	154,957	7,701,283
Kraft Heinz Co.	137,340	5,283,470

		12,984,753

Health Care Equipment & Supplies — 4.1%
Alcon, Inc.	65,706	4,000,533
Baxter International, Inc.	193,741	10,529,823
Koninklijke Philips NV	381,542	4,839,814
Koninklijke Philips NV, NY Shares	56,367	713,042
Zimmer Biomet Holdings, Inc.	181,651	20,590,141

		40,673,353

Health Care Providers & Services — 5.3%
AmerisourceBergen Corp.	42,889	6,743,009
Cardinal Health, Inc.(b)	228,577	17,348,994
Cigna Corp.	42,594	13,760,418
Laboratory Corp. of America Holdings	69,661	15,454,989

		53,307,410

Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp.(a)(b)	104,093	3,956,575

Household Durables — 2.4%
Newell Brands, Inc.	629,545	8,694,017
Panasonic Holdings Corp.	1,605,600	11,436,064
Toll Brothers, Inc.	94,068	4,052,449

		24,182,530

Insurance — 7.3%
Allstate Corp.	105,797	13,356,871
American International Group, Inc.	185,229	10,558,053
Assurant, Inc.	27,280	3,706,261
Fidelity National Financial, Inc.	317,329	12,496,416
Prudential PLC	761,530	7,074,354

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	20,709	$3,047,744
RenaissanceRe Holdings Ltd.	63,327	9,795,420
Willis Towers Watson PLC	57,106	12,461,100

		72,496,219

IT Services — 4.8%
Cognizant Technology Solutions Corp., Class A	312,472	19,451,382
Concentrix Corp.	20,790	2,541,162
DXC Technology Co.(a)	97,890	2,814,337
FleetCor Technologies, Inc.(a)(b)	26,996	5,024,496
SS&C Technologies Holdings, Inc.	352,676	18,134,600

		47,965,977

Machinery — 2.1%
Caterpillar, Inc.	21,850	4,729,651
Fortive Corp.	79,230	5,062,797
Komatsu Ltd.	577,900	11,321,169

		21,113,617

Media — 3.1%
Fox Corp., Class A	363,011	10,480,127
Paramount Global, Class B	528,256	9,677,650
Publicis Groupe SA	197,011	11,033,478

		31,191,255

Metals & Mining — 0.8%
Barrick Gold Corp.	531,187	7,983,741

Multiline Retail — 2.3%
Dollar General Corp.	19,990	5,098,450
Dollar Tree, Inc.(a)	115,116	18,245,886

		23,344,336

Multi-Utilities — 2.5%
Ameren Corp.	23,492	1,915,068
CenterPoint Energy, Inc.	91,233	2,610,176
NiSource, Inc.	170,595	4,382,585
Public Service Enterprise Group, Inc.	187,625	10,520,134
Sempra Energy	34,853	5,260,712

		24,688,675

Oil, Gas & Consumable Fuels — 7.2%
BP PLC, ADR	236,739	7,878,674
Denbury, Inc.(a)	24,860	2,272,453
Diamondback Energy, Inc.	62,163	9,766,429
Enterprise Products Partners LP	761,787	19,235,122
EQT Corp.	263,328	11,017,643
Hess Corp.	95,640	13,492,891
Pioneer Natural Resources Co.	8,930	2,289,741
Woodside Energy Group Ltd., ADR(b)	240,970	5,583,275

		71,536,228

Pharmaceuticals — 2.3%
Bayer AG, Registered Shares	373,712	19,650,161
Viatris, Inc.	339,438	3,438,507

		23,088,668

Professional Services — 1.8%
Leidos Holdings, Inc.	128,371	13,041,210
Robert Half International, Inc.	66,081	5,052,553

		18,093,763

Real Estate Management & Development(a) — 1.8%
CBRE Group, Inc., Class A	160,388	11,377,925
Howard Hughes Corp.	62,271	3,820,326
Zillow Group, Inc., Class A	89,690	2,774,111

		17,972,362

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 2.3%
BE Semiconductor Industries NV	202,680	$10,329,539
Micron Technology, Inc.	152,030	8,224,823
Qorvo, Inc.(a)	22,410	1,929,053
Skyworks Solutions, Inc.	26,013	2,237,378

		22,720,793

Software — 0.1%
Latch, Inc.(a)	721,762	967,161

Specialty Retail — 1.0%
Ross Stores, Inc.	108,339	10,366,959

Technology Hardware, Storage & Peripherals — 0.7%
Seagate Technology Holdings PLC	148,580	7,378,483

Textiles, Apparel & Luxury Goods — 2.6%
Gildan Activewear, Inc.	78,120	2,464,686
Ralph Lauren Corp.	204,140	18,921,737
Under Armour, Inc., Class A(a)	626,514	4,667,529

		26,053,952

Tobacco — 1.2%
Altria Group, Inc.	255,597	11,826,473

Wireless Telecommunication Services — 1.6%
Rogers Communications, Inc., Class B	164,652	6,855,643
Vodafone Group PLC	8,121,129	9,480,620

		16,336,263

Total Common Stocks — 95.1% (Cost: $939,931,956)		948,881,477

Warrants

Diversified Financial Services — 0.0%
Acropolis Infrastructure Acquisition Corp., (Issued 04/23/21, Exercisable 04/23/22, 1 Share for 1 Warrant, Expires 03/31/26, Strike Price USD 11.50)(a)	50,766	5,589

Total Warrants — 0.0% (Cost: $45,463)		5,589

Total Long-Term Investments — 95.1% (Cost: $939,977,419)		948,887,066

Short-Term Securities

Money Market Funds — 7.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(c)(d)	50,505,800	50,505,801
SL Liquidity Series, LLC, Money Market Series, 3.37%(c)(d)(e)	20,500,932	20,486,581

Total Short-Term Securities — 7.1% (Cost: $71,003,719)		70,992,382

Total Investments — 102.2% (Cost: $1,010,981,138)		1,019,879,448

Liabilities in Excess of Other Assets — (2.2)%		(22,131,751)

Net Assets — 100.0%		$997,747,697

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Mid-Cap Value Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$39,992,852	$10,512,949	(a)	$—	$—	$—	$50,505,801	50,505,800	$473,831		$—
SL Liquidity Series, LLC, Money Market Series	—	20,501,273	(a)	—	(3,355)	(11,337)	20,486,581	20,500,932	17,875	(b)	—

					$(3,355)	$(11,337)	$70,992,382		$491,706		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$23,104,280	$22,776,638	$—	$45,880,918
Air Freight & Logistics	1,158,504	—	—	1,158,504
Airlines	2,391,802	—	—	2,391,802
Auto Components	17,951,709	—	—	17,951,709
Automobiles	17,031,988	—	—	17,031,988
Banks	39,339,427	—	—	39,339,427
Beverages	14,798,805	—	—	14,798,805
Biotechnology	17,632,017	—	—	17,632,017
Capital Markets	23,381,472	—	—	23,381,472
Chemicals	24,049,936	—	—	24,049,936
Communications Equipment	15,857,353	—	—	15,857,353
Construction Materials	2,529,631	—	—	2,529,631
Consumer Finance	10,648,331	—	—	10,648,331
Containers & Packaging	16,466,409	—	—	16,466,409
Diversified Financial Services	54,768,301	—	—	54,768,301
Electric Utilities	19,098,105	—	—	19,098,105
Electrical Equipment	—	3,307,347	—	3,307,347
Electronic Equipment, Instruments & Components	8,507,184	—	—	8,507,184
Entertainment	14,098,188	—	—	14,098,188
Equity Real Estate Investment Trusts (REITs)	9,754,504	—	—	9,754,504
Food Products	5,283,470	7,701,283	—	12,984,753
Health Care Equipment & Supplies	31,833,006	8,840,347	—	40,673,353
Health Care Providers & Services	53,307,410	—	—	53,307,410
Hotels, Restaurants & Leisure	3,956,575	—	—	3,956,575
Household Durables	12,746,466	11,436,064	—	24,182,530
Insurance	65,421,865	7,074,354	—	72,496,219
IT Services	47,965,977	—	—	47,965,977
Machinery	9,792,448	11,321,169	—	21,113,617
Media	20,157,777	11,033,478	—	31,191,255

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Mid-Cap Value Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Metals & Mining	$7,983,741	$—	$—	$7,983,741
Multiline Retail	23,344,336	—	—	23,344,336
Multi-Utilities	24,688,675	—	—	24,688,675
Oil, Gas & Consumable Fuels	71,536,228	—	—	71,536,228
Pharmaceuticals	3,438,507	19,650,161	—	23,088,668
Professional Services	18,093,763	—	—	18,093,763
Real Estate Management & Development	17,972,362	—	—	17,972,362
Semiconductors & Semiconductor Equipment	12,391,254	10,329,539	—	22,720,793
Software	967,161	—	—	967,161
Specialty Retail	10,366,959	—	—	10,366,959
Technology Hardware, Storage & Peripherals	7,378,483	—	—	7,378,483
Textiles, Apparel & Luxury Goods	26,053,952	—	—	26,053,952
Tobacco	11,826,473	—	—	11,826,473
Wireless Telecommunication Services	6,855,643	9,480,620	—	16,336,263
Warrants	5,589	—	—	5,589
Short-Term Securities
Money Market Funds	50,505,801	—	—	50,505,801

	$876,441,867	$122,951,000	$—	999,392,867

Investments Valued at NAV(a)				20,486,581

				$1,019,879,448

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 16.2%
Albemarle Corp.(a)	17,349	$4,855,465
CF Industries Holdings, Inc.	107,375	11,409,667
FMC Corp.	46,181	5,490,921
Koninklijke DSM NV	20,788	2,445,299
Nutrien Ltd.(a)	127,376	10,763,272
Sociedad Quimica y Minera de Chile SA, ADR	51,292	4,805,035

		39,769,659

Containers & Packaging — 0.9%
Packaging Corp. of America	18,132	2,179,648

Food Products — 7.1%
Archer-Daniels-Midland Co.	70,894	6,875,300
Bunge Ltd.	49,338	4,869,661
Darling Ingredients, Inc.(b)	42,026	3,298,200
Kerry Group PLC, Class A	27,846	2,418,560

		17,461,721

Machinery — 5.5%
AGCO Corp.	44,770	5,559,091
Deere & Co.	19,723	7,806,758

		13,365,849

Metals & Mining — 26.1%
Alcoa Corp.	58,503	2,283,372
Anglo American PLC	57,517	1,722,876
ArcelorMittal SA, Registered Shares(a)	109,625	2,461,081
BHP Group Ltd., Class DI	40,302	968,062
First Quantum Minerals Ltd.	251,299	4,432,572
Franco-Nevada Corp.	17,208	2,126,565
Freeport-McMoRan, Inc.	249,476	7,905,894
Glencore PLC	2,790,729	15,999,441
Newmont Corp.	73,942	3,129,225
Norsk Hydro ASA	632,635	4,014,904
Polyus PJSC(b)(c)	23,064	4
Stelco Holdings, Inc.	119,741	3,015,608
Teck Resources Ltd., Class B(a)	210,599	6,410,634
Vale SA, ADR	279,992	3,623,097
Wheaton Precious Metals Corp.(a)	172,961	5,654,095

		63,747,430

Oil, Gas & Consumable Fuels — 39.6%
BP PLC	1,629,300	9,014,267

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources Ltd.	100,452	$6,024,834
Cenovus Energy, Inc.	176,729	3,572,589
Chevron Corp.	48,482	8,770,394
ConocoPhillips	64,958	8,190,554
Eni SpA	146,877	1,929,041
EOG Resources, Inc.	32,869	4,487,276
Exxon Mobil Corp.	159,285	17,650,371
Gazprom PJSC(c)	1,253,804	202
Hess Corp.	21,603	3,047,751
Kinder Morgan, Inc.	259,331	4,699,078
Shell PLC	651,589	18,050,047
TotalEnergies SE	210,461	11,481,353

		96,917,757

Paper & Forest Products — 2.2%
UPM-Kymmene OYJ	158,223	5,319,053

Total Long-Term Investments — 97.6% (Cost: $199,911,552)		238,761,117

Short-Term Securities

Money Market Funds — 5.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(d)(e)	5,934,346	5,934,346
SL Liquidity Series, LLC, Money Market Series, 3.37%(d)(e)(f)	7,520,001	7,514,737

Total Short-Term Securities — 5.5% (Cost: $13,450,246)		13,449,083

Total Investments — 103.1% (Cost: $213,361,798)		252,210,200

Liabilities in Excess of Other Assets — (3.1)%		(7,684,442)

Net Assets — 100.0%		$244,525,758

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Natural Resources Trust

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,472,588	$—		$(8,538,242)	(a)	$—	$—	$5,934,346	5,934,346	$50,811		$—
SL Liquidity Series, LLC, Money Market Series	4,678	7,515,342	(a)	—		(4,120)	(1,163)	7,514,737	7,520,001	6,298	(b)	—

						$(4,120)	$(1,163)	$13,449,083		$57,109		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$37,324,360	$2,445,299	$—	$39,769,659
Containers & Packaging	2,179,648	—	—	2,179,648
Food Products	15,043,161	2,418,560	—	17,461,721
Machinery	13,365,849	—	—	13,365,849
Metals & Mining	41,042,143	22,705,283	4	63,747,430
Oil, Gas & Consumable Fuels	56,442,847	40,474,708	202	96,917,757
Paper & Forest Products	—	5,319,053	—	5,319,053
Short-Term Securities
Money Market Funds	5,934,346	—	—	5,934,346

	$171,332,354	$73,362,903	$206	244,695,463

Investments Valued at NAV(a)				7,514,737

				$252,210,200

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2022

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

ASSETS
Investments, at value — unaffiliated(a)(b)	$948,887,066	$238,761,117
Investments, at value — affiliated(c)	70,992,382	13,449,083
Foreign currency, at value(d)	—	35,760
Receivables:
Investments sold	1,110,127	—
Securities lending income — affiliated	10,374	2,073
Capital shares sold	3,405,237	646,589
Dividends — unaffiliated	1,188,094	245,436
Dividends — affiliated	121,759	11,414
Prepaid expenses	86,730	65,271

Total assets	1,025,801,769	253,216,743

LIABILITIES
Collateral on securities loaned	20,501,112	7,520,330
Payables:
Investments purchased	3,392,507	—
Accounting services fees	55,424	23,656
Capital shares redeemed	3,156,799	821,337
Custodian fees	20,558	11,605
Investment advisory fees	505,587	118,521
Directors’ and Officer’s fees	1,627	2,711
Other accrued expenses	55,351	19,016
Professional fees	84,074	54,072
Service and distribution fees	78,022	31,580
Transfer agent fees	203,011	88,157

Total liabilities	28,054,072	8,690,985

NET ASSETS	$997,747,697	$244,525,758

NET ASSETS CONSIST OF
Paid-in capital	$999,229,869	$208,565,236
Accumulated earnings (loss)	(1,482,172)	35,960,522

NET ASSETS	$997,747,697	$244,525,758

(a) Investments, at cost — unaffiliated	$939,977,419	$199,911,552
(b) Securities loaned, at value	$18,924,935	$7,425,331
(c) Investments, at cost — affiliated	$71,003,719	$13,450,246
(d) Foreign currency, at cost	$—	$35,805

F I N A N C I A L S T A T E M E N T S	15

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2022

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional

Net assets	$634,821,871	$127,436,454

Shares outstanding	31,172,994	3,943,136

Net asset value	$20.36	$32.32

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Investor A

Net assets	$255,549,962	$103,922,215

Shares outstanding	13,372,179	3,468,915

Net asset value	$19.11	$29.96

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Investor C

Net assets	$17,385,097	$13,167,089

Shares outstanding	1,256,756	661,568

Net asset value	$13.83	$19.90

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Class K

Net assets	$64,102,899	N/A

Shares outstanding	3,146,937	N/A

Net asset value	$20.37	N/A

Shares authorized	2 billion	N/A

Par value	$0.10	N/A

Class R

Net assets	$25,887,868	N/A

Shares outstanding	1,651,746	N/A

Net asset value	$15.67	N/A

Shares authorized	40 million	N/A

Par value	$0.10	N/A

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2022

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$9,506,899	$5,016,819
Dividends — affiliated	473,831	50,811
Securities lending income — affiliated — net	17,875	6,298
Foreign taxes withheld	(262,255)	(273,993)

Total investment income	9,736,350	4,799,935

EXPENSES
Investment advisory	2,912,060	755,600
Transfer agent — class specific	527,148	153,675
Service and distribution — class specific	478,211	191,877
Registration	92,158	35,501
Accounting services	59,357	27,726
Custodian	23,150	13,740
Directors and Officer	6,871	4,855
Miscellaneous	82,228	77,438

Total expenses	4,181,183	1,260,412
Less:
Fees waived and/or reimbursed by the Manager	(84,830)	(2,357)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(318,109)	—

Total expenses after fees waived and/or reimbursed	3,778,244	1,258,055

Net investment income	5,958,106	3,541,880

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,275,765)	(2,839,443)
Investments — affiliated	(3,355)	(4,120)
Foreign currency transactions	70,923	(55,628)

	(12,208,197)	(2,899,191)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(40,866,079)	(13,101,913)
Investments — affiliated	(11,337)	(1,163)
Foreign currency translations	18,805	7,645

	(40,858,611)	(13,095,431)

Net realized and unrealized loss	(53,066,808)	(15,994,622)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,108,702)	$(12,452,742)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Mid-Cap Value Fund		BlackRock Natural Resources Trust

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,958,106	$6,669,406	$3,541,880	$5,705,690
Net realized gain (loss)	(12,208,197)	72,053,158	(2,899,191)	27,868,951
Net change in unrealized appreciation (depreciation)	(40,858,611)	(63,689,671)	(13,095,431)	12,992,256

Net increase (decrease) in net assets resulting from operations	(47,108,702)	15,032,893	(12,452,742)	46,566,897

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(17,482,664)	(34,769,054)	(11,960,599)	(3,610,001)
Investor A	(9,448,280)	(26,226,413)	(8,997,315)	(3,355,407)
Investor C	(847,900)	(1,995,980)	(1,621,412)	(454,652)
Class K	(2,121,126)	(3,831,562)	—	—
Class R	(1,130,392)	(3,937,926)	—	—

Decrease in net assets resulting from distributions to shareholders	(31,030,362)	(70,760,935)	(22,579,326)	(7,420,060)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	300,858,895	269,685,439	7,180,236	63,748,623

NET ASSETS
Total increase (decrease) in net assets	222,719,831	213,957,397	(27,851,832)	102,895,460
Beginning of period	775,027,866	561,070,469	272,377,590	169,482,130

End of period	$997,747,697	$775,027,866	$244,525,758	$272,377,590

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund

	Institutional

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19	Year Ended 01/31/18

Net asset value, beginning of period	$22.45		$24.28	$15.04	$18.62		$16.93		$19.13	$21.24

Net investment income(a)	0.15		0.27	0.20	0.04		0.28		0.28	0.25	(b)
Net realized and unrealized gain (loss)		(1.50)	0.42	9.40	(3.56)		2.16		(1.18)	1.70

Net increase (decrease) from investment operations		(1.35)	0.69	9.60	(3.52)		2.44		(0.90)	1.95

Distributions(c)
From net investment income		(0.03)	(0.22)	(0.19)	—		(0.28)		(0.33)	(0.20)
From net realized gain		(0.71)	(2.30)	(0.17)	(0.06)		(0.47)		(0.97)	(3.86)

Total distributions		(0.74)	(2.52)	(0.36)	(0.06)		(0.75)		(1.30)	(4.06)

Net asset value, end of period	$20.36		$22.45	$24.28	$15.04		$18.62		$16.93	$19.13

Total Return(d)
Based on net asset value	(5.85	)%(e)	3.19%	64.97%	(18.89	)%(e)	14.56%		(4.77)%	11.13%

Ratios to Average Net Assets(f)
Total expenses	0.82	%(g)	0.84%	0.87%	0.95	%(g)(h)	0.85	%(i)	0.92%	0.90%

Total expenses after fees waived and/or reimbursed	0.74	%(g)	0.75%	0.85%	0.85	%(g)	0.85%		0.86%	0.86%

Net investment income	1.42	%(g)	1.14%	1.07%	0.96	%(g)	1.55%		1.52%	1.26	%(b)

Supplemental Data
Net assets, end of period (000)	$634,822		$415,032	$274,460	$100,473		$119,924		$107,455	$119,371

Portfolio turnover rate		46%	70%	83%	25%		56%		58%	154%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor A

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19	Year Ended 01/31/18

Net asset value, beginning of period	$21.12		$23.00	$14.27	$17.67		$16.10	$18.26	$20.46

Net investment income(a)	0.12		0.20	0.17	0.03		0.22	0.22	0.18	(b)
Net realized and unrealized gain (loss)		(1.40)	0.39	8.89	(3.38)		2.06	(1.13)	1.63

Net increase (decrease) from investment operations		(1.28)	0.59	9.06	(3.35)		2.28	(0.91)	1.81

Distributions(c)
From net investment income		(0.02)	(0.17)	(0.16)	—		(0.24)	(0.28)	(0.16)
From net realized gain		(0.71)	(2.30)	(0.17)	(0.05)		(0.47)	(0.97)	(3.85)

Total distributions		(0.73)	(2.47)	(0.33)	(0.05)		(0.71)	(1.25)	(4.01)

Net asset value, end of period	$19.11		$21.12	$23.00	$14.27		$17.67	$16.10	$18.26

Total Return(d)
Based on net asset value	(5.92	)%(e)	2.89%	64.61%	(18.95	)%(e)	14.28%	(5.03)%	10.85%

Ratios to Average Net Assets(f)
Total expenses	1.10	%(g)	1.14%	1.18%	1.28	%(g)(h)	1.15%	1.22%	1.20%

Total expenses after fees waived and/or reimbursed	0.99	%(g)	1.00%	1.10%	1.10	%(g)	1.10%	1.11%	1.12%

Net investment income	1.20	%(g)	0.89%	0.95%	0.79	%(g)	1.31%	1.26%	0.98	%(b)

Supplemental Data
Net assets, end of period (000)	$255,550		$258,059	$224,765	$136,057		$172,946	$169,202	$209,284

Portfolio turnover rate		46%	70%	83%	25%		56%	58%	154%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Investor C

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19	Year Ended 01/31/18

Net asset value, beginning of period	$15.54		$17.60	$11.01	$13.65		$12.59	$14.57	$17.09

Net investment income(a)	0.03		0.02	0.04	0.00	(b)	0.08	0.07	0.02	(c)
Net realized and unrealized gain (loss)		(1.03)	0.30	6.82	(2.61)		1.60	(0.90)	1.31

Net increase (decrease) from investment operations		(1.00)	0.32	6.86	(2.61)		1.68	(0.83)	1.33

Distributions(d)
From net investment income	—		(0.08)	(0.10)	—		(0.15)	(0.18)	(0.02)
From net realized gain		(0.71)	(2.30)	(0.17)	(0.03)		(0.47)	(0.97)	(3.83)

Total distributions		(0.71)	(2.38)	(0.27)	(0.03)		(0.62)	(1.15)	(3.85)

Net asset value, end of period	$13.83		$15.54	$17.60	$11.01		$13.65	$12.59	$14.57

Total Return(e)
Based on net asset value	(6.30	)%(f)	2.14%	63.43%	(19.14	)%(f)	13.47%	(5.76)%	10.02%

Ratios to Average Net Assets(g)
Total expenses	1.92	%(h)	1.94%	2.00%	2.07	%(h)(i)	1.99%	2.00%	1.98%

Total expenses after fees waived and/or reimbursed	1.74	%(h)	1.75%	1.85%	1.85	%(h)	1.85%	1.86%	1.90%

Net investment income	0.44	%(h)	0.14%	0.29%	0.09	%(h)	0.57%	0.53%	0.14	%(c)

Supplemental Data
Net assets, end of period (000)	$17,385		$16,315	$13,277	$10,610		$14,800	$16,738	$26,876

Portfolio turnover rate		46%	70%	83%	25%		56%	58%	154%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class K

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19	Period from 01/25/18(a) to 01/31/18

Net asset value, beginning of period	$22.45		$24.29	$15.04	$18.62		$16.92		$19.13	$19.37

Net investment income(b)	0.16		0.27	0.21	0.04		0.29		0.25	0.00	(c)
Net realized and unrealized gain (loss)		(1.49)	0.43	9.41	(3.56)		2.18		(1.15)	(0.24)

Net increase (decrease) from investment operations		(1.33)	0.70	9.62	(3.52)		2.47		(0.90)	(0.24)

Distributions(d)
From net investment income		(0.04)	(0.24)	(0.20)	—		(0.30)		(0.34)	—
From net realized gain		(0.71)	(2.30)	(0.17)	(0.06)		(0.47)		(0.97)	—

Total distributions		(0.75)	(2.54)	(0.37)	(0.06)		(0.77)		(1.31)	—

Net asset value, end of period	$20.37		$22.45	$24.29	$15.04		$18.62		$16.92	$19.13

Total Return(e)
Based on net asset value	(5.79	)%(f)	3.21%	65.12%	(18.87	)%(f)	14.72%		(4.78)%	(1.24	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.72	%(h)	0.74%	0.77%	0.88	%(h)(i)	0.77	%(j)	0.81%	0.84	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.69	%(h)	0.69%	0.77%	0.80	%(h)	0.76%		0.80%	0.77	%(h)

Net investment income	1.49	%(h)	1.15%	1.09%	1.08	%(h)	1.59%		1.36%	0.32	%(h)

Supplemental Data
Net assets, end of period (000)	$64,103		$57,937	$20,098	$5,369		$6,516		$4,037	$198

Portfolio turnover rate		46%	70%	83%	25%		56%		58%	154%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(j)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would
have	been 0.76%.
(k)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.85%.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)

	Class R

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19	Year Ended 01/31/18

Net asset value, beginning of period	$17.47		$19.46	$12.13	$15.04		$13.80	$15.85	$18.29

Net investment income(a)	0.08		0.12	0.11	0.02		0.16	0.15	0.11	(b)
Net realized and unrealized gain (loss)		(1.17)	0.32	7.53	(2.89)		1.76	(0.98)	1.43

Net increase (decrease) from investment operations		(1.09)	0.44	7.64	(2.87)		1.92	(0.83)	1.54

Distributions(c)
From net investment income	(0.00	)(d)	(0.13)	(0.14)	—		(0.21)	(0.25)	(0.13)
From net realized gain		(0.71)	(2.30)	(0.17)	(0.04)		(0.47)	(0.97)	(3.85)

Total distributions		(0.71)	(2.43)	(0.31)	(0.04)		(0.68)	(1.22)	(3.98)

Net asset value, end of period	$15.67		$17.47	$19.46	$12.13		$15.04	$13.80	$15.85

Total Return(e)
Based on net asset value	(6.04	)%(f)	2.64%	64.23%	(19.06	)%(f)	14.05%	(5.31)%	10.59%

Ratios to Average Net Assets(g)
Total expenses	1.45	%(h)	1.43%	1.43%	1.53	%(h)(i)	1.46%	1.52%	1.51%

Total expenses after fees waived and/or reimbursed	1.24	%(h)	1.25%	1.35%	1.35	%(h)	1.35%	1.36%	1.40%

Net investment income	0.95	%(h)	0.66%	0.74%	0.56	%(h)	1.09%	1.01%	0.70	%(b)

Supplemental Data
Net assets, end of period (000)	$25,888		$27,686	$28,470	$20,844		$27,913	$33,989	$45,066

Portfolio turnover rate		46%	70%	83%	25%		56%	58%	154%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$36.90		$30.10	$19.31	$25.15		$33.01	$30.00	$43.39

Net investment income(a)	0.49		1.00	0.65	0.42		0.77	0.66	0.73	(b)
Net realized and unrealized gain (loss)		(2.16)	7.06	10.67	(5.51)		(4.08)	3.85	1.00

Net increase (decrease) from investment operations		(1.67)	8.06	11.32	(5.09)		(3.31)	4.51	1.73

Distributions(c)
From net investment income		(0.16)	(1.23)	(0.53)	(0.75)		(0.79)	(0.91)	(0.41)
From net realized gain		(2.75)	(0.03)	—	—		(3.76)	(0.59)	(14.71)

Total distributions		(2.91)	(1.26)	(0.53)	(0.75)		(4.55)	(1.50)	(15.12)

Net asset value, end of period	$32.32		$36.90	$30.10	$19.31		$25.15	$33.01	$30.00

Total Return(d)
Based on net asset value	(2.96	)%(e)	27.57%	59.14%	(20.81	)%(e)	(9.12)%	15.32%	4.68%

Ratios to Average Net Assets(f)
Total expenses	0.83	%(g)	0.87%	0.94%	1.00	%(g)(h)	0.91%	0.92%	0.85%

Total expenses after fees waived and/or reimbursed	0.83	%(g)	0.87%	0.94%	1.00	%(g)(h)	0.91%	0.92%	0.85%

Net investment income	2.98	%(g)	2.99%	2.64%	2.48	%(g)	2.86%	2.08%	1.64	%(b)

Supplemental Data
Net assets, end of period (000)	$127,436		$151,834	$78,010	$41,828		$44,732	$72,269	$84,139

Portfolio turnover rate		47%	84%	87%	49%		75%	75%	102%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$34.47		$28.19	$18.12	$23.63		$31.32	$28.50	$41.97

Net investment income(a)	0.41		0.85	0.53	0.37		0.64	0.54	0.53	(b)
Net realized and unrealized gain (loss)	(2.04)		6.60	10.00	(5.20)		(3.86)	3.67	1.01

Net increase (decrease) from investment operations	(1.63)		7.45	10.53	(4.83)		(3.22)	4.21	1.54

Distributions(c)
From net investment income	(0.13)		(1.14)	(0.46)	(0.68)		(0.71)	(0.80)	(0.30)
From net realized gain	(2.75)		(0.03)	—	—		(3.76)	(0.59)	(14.71)

Total distributions	(2.88)		(1.17)	(0.46)	(0.68)		(4.47)	(1.39)	(15.01)

Net asset value, end of period	$29.96		$34.47	$28.19	$18.12		$23.63	$31.32	$28.50

Total Return(d)
Based on net asset value	(3.08	)%(e)	27.21%	58.61%	(20.99	)%(e)	(9.37)%	15.06%	4.38%

Ratios to Average Net Assets(f)
Total expenses	1.12	%(g)	1.17%	1.24%	1.26	%(g)(h)	1.20%	1.18%	1.13%

Total expenses after fees waived and/or reimbursed	1.12	%(g)	1.17%	1.24%	1.26	%(g)(h)	1.19%	1.18%	1.13%

Net investment income	2.70	%(g)	2.76%	2.35%	2.29	%(g)	2.54%	1.77%	1.22	%(b)

Supplemental Data
Net assets, end of period (000)	$103,922		$107,589	$83,375	$58,276		$96,230	$122,564	$133,246

Portfolio turnover rate	47%		84%	87%	49%		75%	75%	102%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$24.14		$20.12	$13.02	$17.10		$24.03	$22.16	$35.93

Net investment income(a)	0.20		0.44	0.26	0.17		0.35	0.24	0.15	(b)
Net realized and unrealized gain (loss)	(1.59)		4.64	7.15	(3.74)		(3.01)	2.83	0.81

Net increase (decrease) from investment operations	(1.39)		5.08	7.41	(3.57)		(2.66)	3.07	0.96

Distributions(c)
From net investment income	(0.10)		(1.03)	(0.31)	(0.51)		(0.51)	(0.61)	(0.02)
From net realized gain	(2.75)		(0.03)	—	—		(3.76)	(0.59)	(14.71)

Total distributions	(2.85)		(1.06)	(0.31)	(0.51)		(4.27)	(1.20)	(14.73)

Net asset value, end of period	$19.90		$24.14	$20.12	$13.02		$17.10	$24.03	$22.16

Total Return(d)
Based on net asset value	(3.48	)%(e)	26.25%	57.31%	(21.45	)%(e)	(10.06)%	14.13%	3.55%

Ratios to Average Net Assets(f)
Total expenses	1.86	%(g)	1.92%	2.06%	2.08	%(g)(h)	1.97%	1.95%	1.91%

Total expenses after fees waived and/or reimbursed	1.86	%(g)	1.92%	2.06%	2.08	%(g)(h)	1.97%	1.95%	1.91%

Net investment income	1.94	%(g)	1.99%	1.62%	1.49	%(g)	1.85%	1.03%	0.41	%(b)

Supplemental Data
Net assets, end of period (000)	$13,167		$12,955	$8,097	$6,316		$11,711	$23,390	$30,337

Portfolio turnover rate	47%		84%	87%	49%		75%	75%	102%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

See notes to financial statements.

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Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Each of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid-Cap Value Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Mid-Cap Value Fund	Mid-Cap Value	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

On May 10, 2022, the Board approved certain changes to BlackRock Mid-Cap Value Fund’s investment strategies. These changes became effective on August 15, 2022.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2022, certain investments of Natural Resources were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Mid-Cap Value
Citigroup Global Markets, Inc.	$3,611,486	$(3,611,486)	$—		$—
Credit Suisse Securities (USA) LLC	130,284	(130,284)	—		—
J.P. Morgan Securities LLC	6,254,199	(6,254,199)	—		—
SG Americas Securities LLC	8,928,966	(8,928,966)	—		—

	$18,924,935	$(18,924,935)	$—		$—

Natural Resources
Barclays Capital, Inc.	$335,844	$(335,844)	$—		$—
Citigroup Global Markets, Inc.	1,528,088	(1,528,088)	—		—
Credit Suisse Securities (USA) LLC	3,269	(3,269)	—		—
J.P. Morgan Securities LLC	5,558,130	(5,558,130)	—		—

	$7,425,331	$(7,425,331)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Natural Resources and the Corporation, on behalf of Mid-Cap Value, have each entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Mid-Cap Value	Natural Resources
First $1 billion	0.65%	0.60%
$1 billion — $3 billion	0.61	0.56
$3 billion — $5 billion	0.59	0.54
$5 billion — $10 billion	0.57	0.52
Greater than $10 billion	0.55	0.51

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Mid-Cap Value		Natural Resources
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	N/A	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Mid-Cap Value	$324,860	$87,401	$65,950	$478,211
Natural Resources	127,864	64,013	—	191,877

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional
Mid-Cap Value	$49

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$441	$3,892	$728	$28	$152	$5,241
Natural Resources	241	2,248	241	—	—	2,730

For the six months ended October 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$290,329	$183,601	$18,803	$3,197	$31,218	$527,148
Natural Resources	70,125	74,975	8,575	—	—	153,675

Other Fees: For the six months ended October 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Mid-Cap Value	$8,961
Natural Resources	3,520

For the six months ended October 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Mid-Cap Value	$4,924	$732
Natural Resources	—	6,346

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Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Value	$18,765
Natural Resources	2,357

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to Mid-Cap Value, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Mid-Cap Value	0.74%	0.99%	1.74%	0.69%	1.24%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Mid-Cap Value. For the six months ended October 31, 2022, the Manager waived and/or reimbursed investment advisory fees of $66,065 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the six months ended October 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$157,384	$118,517	$14,425	$3,171	$24,612	$318,109

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid-Cap Value retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid-Cap Value, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Mid-Cap Value	$2,804
Natural Resources	508

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid-Cap Value is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended October 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Mid-Cap Value	$649,240,923	$381,828,039
Natural Resources	114,929,118	117,478,098

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid-Cap Value	$1,014,528,581	$85,375,636	$ (80,024,770)	$ 5,350,866
Natural Resources	216,881,185	54,544,635	(19,215,619)	35,329,016

8.	BANK BORROWINGS

Natural Resources Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2022, the Funds did not borrow under the credit agreement.

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Notes to Financial Statements (unaudited)  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/22		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Mid-Cap Value
Institutional
Shares sold and automatic conversion of shares	15,995,949	$331,816,470	11,927,535	$278,995,868
Shares issued in reinvestment of distributions	807,388	15,840,945	1,276,481	28,517,142
Shares redeemed	(4,120,190)	(85,678,578)	(6,016,803)	(139,129,856)

	12,683,147	$261,978,837	7,187,213	$168,383,154

Investor A
Shares sold	2,016,241	$40,369,810	3,571,764	$78,608,842
Shares issued in reinvestment of distributions	499,284	9,201,806	1,206,389	25,434,081
Shares redeemed	(1,360,685)	(26,450,457)	(2,333,134)	(50,926,233)

	1,154,840	$23,121,159	2,445,019	$53,116,690

Investor C
Shares sold	351,378	$5,124,151	435,759	$7,213,206
Shares issued in reinvestment of distributions	63,308	846,425	126,091	1,980,863
Shares redeemed and automatic conversion of shares	(207,686)	(2,901,119)	(266,419)	(4,346,998)

	207,000	$3,069,457	295,431	$4,847,071

Class K
Shares sold	1,020,946	$21,259,902	2,066,757	$48,394,353
Shares issued in reinvestment of distributions	108,055	2,121,126	171,926	3,831,562
Shares redeemed	(562,838)	(11,667,166)	(485,458)	(11,293,544)

	566,163	$11,713,862	1,753,225	$40,932,371

Class R
Shares sold	200,696	$3,218,984	627,142	$11,847,691
Shares issued in reinvestment of distributions	74,734	1,129,980	224,062	3,936,511
Shares redeemed	(208,074)	(3,373,384)	(729,560)	(13,378,049)

	67,356	$975,580	121,644	$2,406,153

	14,678,506	$300,858,895	11,802,532	$269,685,439

	Six Months Ended 10/31/22		Year Ended 04/30/22
Fund Name / Share Class	Shares	$ Amounts	Shares	$ Amounts
Natural Resources
Institutional
Shares sold	1,162,712	$39,599,728	2,471,515	$87,030,679
Shares issued in reinvestment of distributions	351,662	9,484,317	96,869	3,014,669
Shares redeemed	(1,686,309)	(53,794,527)	(1,045,357)	(35,336,206)

	(171,935)	$(4,710,482)	1,523,027	$54,709,142

Investor A
Shares sold and automatic conversion of shares	674,090	$21,379,612	947,016	$30,642,268
Shares issued in reinvestment of distributions	335,169	8,385,924	106,418	3,099,647
Shares redeemed	(661,265)	(20,297,778)	(889,605)	(27,792,650)

	347,994	$9,467,758	163,829	$5,949,265

Investor C
Shares sold	139,033	$3,159,253	234,531	$5,400,565
Shares issued in reinvestment of distributions	95,297	1,587,648	21,677	444,639
Shares redeemed and automatic conversion of shares	(109,505)	(2,323,941)	(121,956)	(2,754,988)

	124,825	$2,422,960	134,252	$3,090,216

	300,884	$7,180,236	1,821,108	$63,748,623

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock Natural Resources Trust (“Natural Resources Trust”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Natural Resources Trust Advisory Agreement”) between Natural Resources Trust and BlackRock Advisors, LLC (the “Manager”), Natural Resources Trust’s investment advisor. The Board of Trustees of Natural Resources Trust also considered the approval to continue the sub-advisory agreement (the “Natural Resources Trust Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Natural Resources Trust.

The Board of Directors of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Mid-Cap Value Fund Advisory Agreement”) between the Corporation, on behalf of BlackRock Mid-Cap Value Fund (the “Mid-Cap Value Fund”), and the Manager, the Mid-Cap Value Fund’s investment advisor.

Natural Resources Trust and the Mid-Cap Value Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Natural Resources Trust Advisory Agreement, the Natural Resources Trust Sub-Advisory Agreement and the Mid-Cap Value Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of Natural Resources Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 20, 2022 are referred to as the “April Meeting” and the meetings held on May 10-11, 2022 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the pertinent Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	37

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Natural Resources Trust ranked in the second, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Mid-Cap Value Fund ranked in the fourth, first and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Mid-Cap Value Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on June 1, 2021.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Natural Resources Trust Advisory Agreement between the Manager and Natural Resources Trust for a one-year term ending June 30, 2023, and the Natural Resources Trust Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Natural Resources Trust for a one-year term ending June 30, 2023.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Mid-Cap Value Fund Advisory Agreement between the Manager and the Mid-Cap Value Fund for a one-year term ending June 30, 2023.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information   (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MCDNR-10/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: December 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: December 21, 2022